Exhibit 99.3
BRINCKO ASSOCIATES, INC.
FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008
AND THE SIX MONTHS ENDED JUNE 30, 2009 AND 2008 (UNAUDITED)

BRINCKO ASSOCIATES, INC.
CONTENTS

www.SingerLewak.com

Los Angeles

Orange County

Woodland Hills

	INDEPENDENT AUDITOR’S REPORT	Monterey Park

San Diego

Silicon Valley

To John P. Brincko
Brincko Associates, Inc.
Santa Monica, California
We have audited the accompanying balance sheet of Brincko Associates, Inc. (the “Company”) as of December 31, 2008, and the related statements of income, stockholder’s equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2008, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
The accompanying balance sheets as of June 30, 2009 and 2008, and the related statements of income and cash flows for the six months ended June 30, 2009 and 2008 and the related statement of shareholder’s equity for the six months ended June 30, 2009, have been reviewed by us in accordance with Statements of Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All of the information included in these financial statements is the representation of the management of the Company. A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion. However, based on our review, we are not aware of any material modifications that should be made to such financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.
SingerLewak LLP
Irvine, California
November 5, 2009

2050 Main Street, 7th Floor	Irvine, CA 92614	T: 949.261.8600	F: 949.261.8610
877.754.4557

BRINCKO ASSOCIATES, INC.
BALANCE SHEETS

ASSETS

	December 31,	June 30,	June 30,
	2008	2009	2008
		(Unaudited)	(Unaudited)
Current assets

Cash and cash equivalents	$100,967	$52,846	$37,629
Accounts receivable, net of allowance for doubtful accounts of $129,334, $124,193 and $121,312 for December 31, 2008, June 30, 2009 and June 30, 2008, respectively	637,506	411,864	173,189
Unbilled receivables	134,436	310,056	407,848
Prepaid expenses	28,738	8,091	6,029
Prepaid taxes	7,687	—	—

Total current assets	909,334	782,857	624,695

Property and equipment
Office equipment	92,104	92,104	92,104
Automobile	74,618	74,618	74,618
Furniture and fixtures	55,650	55,650	55,650

	222,372	222,372	222,372
Less accumulated depreciation and amortization	208,349	215,811	200,887

Total property and equipment	14,023	6,561	21,485

Other assets
Deposits	6,251	6,251	—

Total other assets	6,251	6,251	—

Total assets	$929,608	$795,669	$646,180

The accompanying notes are an integral part of these financial statements.

BRINCKO ASSOCIATES, INC.
BALANCE SHEETS

LIABILITIES AND STOCKHOLDER’S EQUITY

	December 31,	June 30,	June 30,
	2008	2009	2008
		(Unaudited)	(Unaudited)
Current liabilities
Accounts payable	$4,287	$52,523	$41,307
Bank overdraft	110,906	—	47,372
Deferred revenue	78,242	117,713	48,490
Pension benefit obligation — current portion	187,068	187,068	178,920
Taxes payable	—	6,461	—

Total current liabilities	380,503	363,765	316,089

Pension benefit obligation, net of current portion	296,152	140,900	177,076

Total liabilities	676,655	504,665	493,165

Commitments and contingencies (Note 7)

Stockholder’s equity
Common stock, no par value 10,000 shares authorized 1,000 shares issued and outstanding	1,000	1,000	1,000
Additional paid-in capital	10,000	10,000	10,000
Accumulated other comprehensive loss	(378,030)	(460,596)	(98,238)
Retained earnings	619,983	740,600	240,253

Total stockholder’s equity	252,953	291,004	153,015

Total liabilities and stockholder’s equity	$929,608	$795,669	$646,180

The accompanying notes are an integral part of these financial statements.

BRINCKO ASSOCIATES, INC.
STATEMENTS OF INCOME

	Year Ended		Six Months Ended June 30,
	December 31, 2008		2009		2008
			(Unaudited)		(Unaudited)
		% of		% of		% of
	Amount	Net Sales	Amount	Net Sales	Amount	Net Sales
Net revenues	$1,988,370	100.0	$1,920,341	100.0	$965,476	100.0

Cost of revenues	1,038,183	52.2	748,619	39.0	509,725	52.8

Gross profit	950,187	47.8	1,171,722	61.0	455,751	47.2

General and administrative expenses	590,394	29.7	295,179	15.4	282,754	29.3

Income before other income (expense)	359,793	18.1	876,543	45.6	172,997	17.9

Other income (expense)
Interest income	364	0.0	148	0.0	218	0.0
Other income	22,314	1.1	14,115	0.7	10,652	1.1

Total other income (expense)	22,678	1.1	14,263	0.7	10,870	1.1

Income before provision for income taxes	382,471	19.2	890,806	46.3	183,867	19.0

Provision for income taxes	5,630	0.2	14,089	0.7	—	—

Net income	$376,841	19.0	$876,717	45.6	$183,867	19.0

The accompanying notes are an integral part of these financial statements.

BRINCKO ASSOCIATES, INC.
STATEMENT OF STOCKHOLDER’S EQUITY
For the Year Ended December 31, 2008
and the Six Months Ended June 30, 2009 (Unaudited)

				Accumulated
				Other
	Common Stock		Additional	Comprehensive	Retained
	Shares	Amount	Paid in Capital	Loss	Earnings	Total
Balance December 31, 2007	1,000	$1,000	$10,000	$(98,238)	$511,762	$424,524

Stockholder distributions	—	—	—	—	(268,620)	(268,620)

Change in funded status of pension benefit obligation	—	—	—	(279,792)	—	(279,792)

Net income	—	—	—	—	376,841	376,841

Balance December 31, 2008	1,000	$1,000	$10,000	$(378,030)	$619,983	$252,953

Stockholder distributions (unaudited)	—	—	—	—	(756,100)	(756,100)

Change in funded status of pension benefit obligation	—	—	—	(82,566)	—	(82,566)

Net income (unaudited)	—	—	—	—	876,717	876,717

Balance June 30, 2009 (unaudited)	1,000	$1,000	$10,000	$(460,596)	$740,600	$291,004

The accompanying notes are an integral part of these financial statements.

BRINCKO ASSOCIATES, INC.
STATEMENTS OF CASH FLOWS

	Year Ended	Six Months Ended	Six Months Ended
	December 31, 2008	June 30, 2009	June 30, 2008
		(Unaudited)	(Unaudited)
Cash flows from operating activities
Net income	$376,841	$876,717	$183,867
Adjustments to reconcile net income to net cash flows from operating activities
Bad debt expense	8,022	(5,141)	—
Net periodic benefit cost	13,788	34,997	6,894
Depreciation	14,924	7,462	7,462
(Increase) decrease in
Accounts receivable	(371,976)	230,783	100,363
Unbilled receivable	604,220	(175,620)	332,432
Prepaid expenses	(23,491)	20,647	(782)
Prepaid taxes	(7,687)	7,687	—
Deposits	(6,251)	—	—
Increase (decrease) in
Accounts payable	(9,227)	48,236	27,793
Bank overdraft	(185,767)	(110,906)	(249,301)
Pension benefit obligation	(159,462)	(272,815)	—
Deferred revenue	58,242	39,471	28,490
State taxes payable	—	6,461	—

Net cash flows from operating activities	312,176	707,979	437,218

Cash flows from financing activities
Distribution to shareholder, net	(268,620)	(756,100)	(457,000)

Net cash flows from financing activities	(268,620)	(756,100)	(457,000)

Net change in cash and cash equivalents	43,556	(48,121)	(19,782)

Cash and cash equivalents, beginning of year	57,411	100,967	57,411

Cash and cash equivalents, end of year	$100,967	$52,846	$37,629

Supplemental disclosure for cash flows information
Taxes paid	$13,317	$—	$—

Supplemental disclosure for non-cash financing activities
Change in unfunded status of pension benefit obligation	$(279,792)	$(82,566)	$—

The accompanying notes are an integral part of these financial statements.

BRINCKO ASSOCIATES, INC.
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2008
and the Six Months Ended June 30, 2009 and 2008 (Unaudited)

NOTE 1 — ORGANIZATION AND LINE OF BUSINESS
Brincko Associates, Inc. (the “Company”) is a California corporation incorporated in February 1981. The Company is an international management consulting firm providing personalized expert consulting advice for a variety of business situations.
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The summary of significant accounting policies presented below is designated to assist in understanding the Company’s financial statements. The financial statements and accompanying notes are the representations of the Company’s management, who is responsible for their integrity and objectivity. These accounting policies confirm to accounting principles generally accepted in the United States of America (“GAAP”) in all material aspects.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting year. Actual results could differ from those estimates.
Cash and Cash Equivalents
The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The bank overdraft is classified as a current liability.
Fair Value of Financial Instruments
Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments” (“SFAS 107”) required management to disclose the estimated fair value of certain assets and liabilities defined by SFAS 107 as cash or a contractual obligation that both conveys to one entity a right to receive cash or other financial instruments from another entity, and imposes on the other entity the obligation to deliver cash or other financial instruments to the first entity. For certain of the Company’s financial instruments, including cash and cash equivalents, receivables, prepaid expenses, accounts payable and deferred revenue, the carrying amounts approximate fair value due to short maturities.
See accompanying Independent Auditor’s Report.

BRINCKO ASSOCIATES, INC.
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2008
and the Six Months Ended June 30, 2009 and 2008 (Unaudited)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Accounts Receivable
Accounts receivable consists of amounts due from clients related to delivery of management consulting services. The Company provides credit to its customers in the normal course of business. Other than the use of client retainers, the Company does not obtain collateral with which to secure its accounts receivable. The Company maintains reserves for potential credit losses for selected clients based upon the nature of the Company’s historical experience with its customers and financial condition. As of December 31, 2008, June 30, 2009 and June 30, 2008, the Company has recorded an allowance for doubtful accounts $129,334, $124,193 (unaudited), and $121,312 (unaudited), respectively, and believes that this allowance is sufficient for any uncollectible amounts and future returns. Although the Company expects to collect amounts due, actual collections may differ from estimated amounts.
Unbilled Receivables
Unbilled receivables represent costs incurred and estimated fees on contracts for which billings have not been presented to customers. When billed, these amounts are included in accounts receivable.
Revenue Recognition
Revenues for management services provided are recognized in the month that services are performed. Revenue is recognized once persuasive evidence of an agreement exists, the fee is fixed and determinable, the services have been delivered, and the collection of funds has been assured.
Property and Equipment
Property and equipment are stated at cost. Property and equipment are depreciated using the straight-line method over the estimated useful lives of the various class of property, which are as follows:

Office equipment	5 to 10 years
Automobile	5 years
Furniture and fixtures	5 to 10 years
Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred. At the time of retirement or disposition of property and equipment, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in the results of operations.
For the year ended December 31, 2008 and the six months ended June 30, 2009 and 2008, depreciation amounted to $14,924, $7,462 (unaudited) and $7,462 (unaudited) respectively.
See accompanying Independent Auditor’s Report.

BRINCKO ASSOCIATES, INC.
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2008
and the Six Months Ended June 30, 2009 and 2008 (Unaudited)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Accounting for the Impairment of Long-Lived Assets
The Company accounts for its long-lived assets in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”). SFAS 144 requires that an impairment loss be recognized only if the carrying amount of a long-lived asset is not recoverable from its undiscounted cash flows and that the measurement of an impairment loss be the difference between the carrying amount and fair value of the asset. Management has evaluated the recoverability of its long-lived assets and has determined that no impairment has occurred as of the periods ended December 31, 2008, June 30, 2009 (unaudited), and June 30, 2008 (unaudited).
Advertising
Advertising costs are charged to expense as incurred. For the year ended December 31, 2008 and for the six months ended June 30, 2009 and 2008, advertising expense amounted to $2,075, $3,669 (unaudited), and $1,180 (unaudited), respectively.
Leases
The Company accounts for its lease agreements pursuant to Statement of Financial Accounting Standards No. 13, “Accounting for Leases” (“SFAS 13”), which categorizes leases at their inception as either operating or capital leases depending on certain defined criteria. On certain lease agreements, the Company receives rent holidays and other incentives. The Company recognizes lease costs on a straight-line basis without regard to the deferred payment terms and the difference between rent expense and amounts paid under the lease agreements are recorded.
Income Taxes
The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Accordingly, these financial statements do not include any provision for income taxes other than tax imposed by the state of California. Instead, earnings and losses are included in the stockholder’s personal income tax returns and are taxed based on his personal tax strategies.
Defined Benefit Pension Plan
Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans -— an amendment of FASB Statements No. 87, 88, 106, and 132(R)” (“SFAS 158”) requires employers to recognize the overfunded or underfunded positions of defined benefit postretirement plans, including pension plans, on the balance sheet, and requires the change in funded status to be recognized in other comprehensive income.
See accompanying Independent Auditor’s Report.

BRINCKO ASSOCIATES, INC.
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2008
and the Six Months Ended June 30, 2009 and 2008 (Unaudited)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Recently Adopted Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, and does not require any new fair value measurements.
The application of SFAS 157, however, may change current practice within an organization. SFAS 157 is effective for all fiscal years beginning after November 15, 2007, with earlier application encouraged. Effective for fiscal years beginning after November 15, 2007, companies were required to implement SFAS 157 for certain assets and liabilities that are carried at fair value on a recurring basis in financial statements. The FASB did, however, provide a one-year deferral for the implementation of SFAS 157 for other nonfinancial assets and liabilities. The Company does not expect the implementation of this deferral to have a material impact on the financial position and results of operations. Accordingly, the Company adopted SFAS 157 for financial assets and liabilities on January 1, 2008 without any effect.
In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities — Including an amendment of FASB No. 115” (“SFAS 159”). This standard amends SFAS No. 115, “Accounting for Certain Investment in Debt and Equity Securities,” with respect to accounting for a transfer to the trading category for all entities with available-for-sale and trading securities electing the fair value option. This standard allows companies to elect fair value accounting for many financial instruments and other items that currently are not required to be accounted as such, allows different applications for electing the option for a single item or groups of items, and requires disclosures to facilitate comparisons of similar assets and liabilities that are accounted for differently in relation to the fair value option. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company adopted SFAS 159 effective January 1, 2008 without any effect. As permitted by SFAS 159, the Company has elected not to use the fair value option to measure financial assets and liabilities.
In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“SFAS 165”). The objective of this statement is to establish general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The Company has adopted SFAS 165 effective June 15, 2009. SFAS 165 did not have a material impact on the financial reporting of the Company.
See accompanying Independent Auditor’s Report.

BRINCKO ASSOCIATES, INC.
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2008
and the Six Months Ended June 30, 2009 and 2008 (Unaudited)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Recently Adopted Accounting Pronouncements (Continued)
In July 2006, the FASB issued Interpretation No. 48 (FIN 48) “Accounting for Uncertainty in Income Taxes.” FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with SFAS No. 109, “Accounting for Income Taxes.” FIN 48 also prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return that results in a tax benefit. In addition, FIN 48 provides guidance on de-recognition, income statement classification of interest and penalties, accounting in interim periods, disclosure, and transition.
In December 2008, the FASB provided for a deferral of the effective date of FIN 48 for certain nonpublic enterprises to annual financial statements for fiscal years beginning after December 15, 2008. The Company has elected this deferral and accordingly adopted FIN 48 in its 2009 annual financial statements. Management is currently assessing the impact of FIN 48 on its financial position and results of operations and has not yet determined if the adoption of FIN 48 will have a material effect on its financial statements.
In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141 (revised 2007), “Business Combinations” (“SFAS 141(R)”). SFAS 141(R) establishes principles and requirements for how the acquirer of a business (a) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed and any noncontrolling interest in the acquiree; (b) recognizes and measures in its financial statements the goodwill acquired in the business combination or a gain from a bargain purchase; and (c) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. SFAS 141(R) is effective for fiscal years beginning on or after December 15, 2008. Accordingly, the Company will apply SFAS 141(R) for acquisitions effected after January 1, 2009.
In December 2007, the FASB issued Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51” (“SFAS 160”). SFAS 160 requires that the ownership interests in subsidiaries held by parties other than the parent be clearly identified, labeled and presented in the consolidated balance sheets within equity, but separate from the parent’s equity. In addition, the amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the consolidated statement of operations. SFAS 160 also requires that changes in the parent’s ownership interest be accounted for as equity transactions if a subsidiary is deconsolidated and any retained noncontrolling equity investment be measured at fair value. It also requires that disclosures clearly identify and distinguish between the interests of the parent and noncontrolling owners. The provisions of SFAS 160 are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. The Company adopted SFAS 160 effective January 1, 2009 and does not expect SFAS 160 to have a material impact on its financial position and results of operations.
See accompanying Independent Auditor’s Report.

BRINCKO ASSOCIATES, INC.
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2008
and the Six Months Ended June 30, 2009 and 2008 (Unaudited)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Recently Adopted Accounting Pronouncements (Continued)
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an Amendment of FASB Statement No. 133” (“SFAS 161”). SFAS 161 requires enhanced disclosures about a company’s derivative and hedging activities. These enhanced disclosures must discuss (a) how and why a company uses derivative instruments (b) how derivative instruments and related hedged items are accounted for under FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities, and its related interpretations; and (c) how derivative instruments and related hedged items affect a company’s financial position, results of operations and cash flows. SFAS 161 is effective for fiscal years beginning on or after November 15, 2008, with earlier adoption allowed. The Company does not expect the effective adoption of SFAS 161 on January 1, 2009 to have a material impact on its financial position and results of operations.
Recently Issued Accounting Pronouncements
In June 2009, the FASB issued Statement of Financial Accounting Standards No, 166, “Accounting for Transfers of Financial Assets an amendment of FASB Statement No. 140” (“SFAS 166”). The objective of this statement is to improve the relevance, representational faithfulness, and comparability of the information a reporting entity provides in its financial reports about a transfer of financial assets. SFAS 166 is not expected to have a material impact on the financial reporting of the Company.
In June 2009, the FASB issued Statement of Financial Accounting Standards No. 167, “Amendments to FASB Interpretation No. 46(R)” (“SFAS 167”). This Statement amends Interpretation 46(R) to require ongoing reassessments of whether an enterprise is the primary beneficiary of a variable interest entity. Before SFAS 167, Interpretation 46(R) required reconsideration of whether an enterprise is the primary beneficiary of a variable interest entity only when specific events occurred. This Statement amends Interpretation 46(R) to add an additional reconsideration event for determining whether an entity is a variable interest entity when any changes in facts and circumstances occur such that the holders of the equity investment at risk, as a group, lose the power from voting rights or similar rights of those investments to direct the activities of the entity that most significantly impact the entity’s economic performance. SFAS 167 is effective as of the beginning of each reporting period that begins after November 15, 2009. Management does not expect the adoption of SFAS 167 to have a material impact on the Company’s financial statements.
See accompanying Independent Auditor’s Report.

BRINCKO ASSOCIATES, INC.
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2008
and the Six Months Ended June 30, 2009 and 2008 (Unaudited)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Recently Issued Accounting Pronouncements
In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162” (“SFAS 168”). SFAS 168 establishes the FASB Accounting Standards Codification as the source of authoritative United States of America generally accepted accounting principles (“GAAP”) and, once in effect, will supersede SFAS No. 162. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Adoption of SFAS 168 will not have a material effect on the Company’s financial statements.
NOTE 3 — CONCENTRATIONS OF RISK
Cash and Cash Equivalents
The Company maintains its cash and cash equivalents with high-credit, quality financial institutions which, from time to time, exceed amounts insured by the Federal Deposit Insurance Corporation of up to $250,000 for interest bearing accounts. As of December 31, 2008, June 30, 2009 and 2008 (unaudited), the Company did not have any uninsured deposits, respectively. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.
Customers
For the year ended December 31, 2008, four customers represented approximately 82% of total revenues. As of December 31, 2008, three customers represented approximately 82% of accounts receivable.
For the six months ended June 30, 2009 (unaudited), two customers represented approximately 63% of total revenues. As of June 30, 2009 (unaudited), two customers represented approximately 70% of accounts receivable.
For the six months ended June 30, 2008 (unaudited), three customers represented approximately 95% of total revenues. As of June 30, 2008 (unaudited), two customers represented approximately 90% of accounts receivable.
Suppliers
For the year ended December 31, 2008, one supplier represented approximately 28% of total purchases. As of December 31, 2008, one supplier represented approximately 100% of accounts payable.
For the six months ended June 30, 2009 (unaudited), one supplier represented approximately 20% of total purchases. As June 30, 2009 (unaudited), two suppliers represented approximately 94% of accounts payable.
See accompanying Independent Auditor’s Report.

BRINCKO ASSOCIATES, INC.
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2008
and the Six Months Ended June 30, 2009 and 2008 (Unaudited)

NOTE 3 — CONCENTRATIONS OF RISK (Continued)
For the six months ended June 30, 2008 (unaudited), one supplier represented approximately 27% of total purchases. As June 30, 2008 (unaudited), three suppliers represented approximately 99% of accounts payable.
NOTE 4 — LINE OF CREDIT
The Company maintains a credit facility with a bank that allows the Company to borrow a maximum of $250,000 and is personally guaranteed by the shareholder. The unsecured line note bears interest at the bank’s prime rate (3.25% as of December 31, 2008 and June 30, 2009 and 5% as of June 30, 2008) plus 1.25%. The line of credit matures on December 1, 2009. As of December 31, 2008, June 30, 2009 and 2008 (unaudited), the Company did not have any borrowings against this line.
NOTE 5 — EMPLOYEE DEFINED BENEFIT PENSION PLAN
The Company maintains a defined benefit plan (“DB Plan”) covering all eligible employees, as defined. The funding of the DB Plan is based on the annual actuarial calculation using certain assumptions per the DB Plan agreement. The defined benefit assets are invested in various securities including cash and marketable securities. All employees are vested after 6 years of service.
The following sets forth the BD Plan’s funded status and amounts recognized in the Company’ financial statements as follows:
Net periodic benefit cost for the year ended December 31, 2008:

Service cost	$17,954
Interest cost	61,675
Expected return on plan assets	(65,841)

Net periodic benefit cost	$13,788

See accompanying Independent Auditor’s Report.

BRINCKO ASSOCIATES, INC.
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2008
and the Six Months Ended June 30, 2009 and 2008 (Unaudited)

NOTE 5 — EMPLOYEE DEFINED BENEFIT PENSION PLAN (Continued)
Net periodic benefit cost for the six months ended June 30, 2009 and 2008 respectively (unaudited):

	2009	2008
Service cost	$9,839	$8,977
Interest cost	35,002	30,838
Expected return on plan assets	(15,716)	(32,921)
Amortization of net loss	5,872	—

Net periodic benefit cost	$34,997	$6,894

Obligation status at December 31, 2008:

Benefit obligation at beginning of year	$2,047,431
Service cost	17,954
Interest cost	61,675
Actuarial loss	185,166

Benefit obligation at end of year	$2,312,226

Fair value of plan assets at December 31, 2008:

Fair value of plan assets at beginning of year	$1,698,329
Actual return on plan assets	(28,785)
Employer contributions	159,462

Fair value of plan assets at end of year	$1,829,006

Funded status at December 31, 2008:

Fair value of plan assets	$1,829,006
Projected benefits obligations	2,312,226

Funded status	$(483,200)

Amounts recognized in accumulated other comprehensive income consists of:

Net loss	$279,792
Prior service cost	—

$279,792

See accompanying Independent Auditor’s Report.

BRINCKO ASSOCIATES, INC.
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2008
and the Six Months Ended June 30, 2009 and 2008 (Unaudited)

NOTE 5 — EMPLOYEE DEFINED BENEFIT PENSION PLAN (Continued)
Information for pension plans with accumulated benefit obligations in excess of plan assets at December 31, 2008 were as follows:

Projected benefit obligations	$2,312,226
Accumulated benefit obligations	$2,170,367
Fair value of plan assets	$1,829,006
The following represents pension costs and other amounts recognized in other comprehensive income for the year ended December 31, 2008:

Net periodic benefit cost	$13,788
Net loss	279,792
Prior service cost	—
Amortization of prior service cost	—

Total recognized in net periodic benefit cost and other comprehensive income	$293,580

The estimated net loss and prior service costs for the defined benefit pension plan that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next fiscal year amounts to $11,745.
Weighted average assumptions used to determine benefit obligations and net periodic benefit cost were as follows at December 31, 2008:

Discount rate (benefit obligation/benefit cost)	5.50% / 5.50%
Rate of employee compensation increase	5.00%
Expected rate of return on plan assets	8.00%
Future increases in compensation and benefit limits	3.00%
Measurement date	December 31, 2008
The discount rate is estimated based on the yield on a portfolio of high quality investments. It fluctuates according to general level of interest rates rises or declines. The Company evaluates the discount rate on an annual basis.
To develop the expected long-term rate of return on plan asset assumptions, the Company considered the historical returns and the future expectations for returns on each asset class, as well as target asset allocation of the pension portfolio.
See accompanying Independent Auditor’s Report.

BRINCKO ASSOCIATES, INC.
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2008
and the Six Months Ended June 30, 2009 and 2008 (Unaudited)

NOTE 5 — EMPLOYEE DEFINED BENEFIT PENSION PLAN (Continued)
The asset allocation for the Company’s Plan by asset category was as follows at December 31, 2008:

Percentage of Plan
Asset Category	Assets at December 31, 2008
Cash — Interest bearing	3.0%
Cash — Non-Interest bearing	47.0%
Debt securities	11.0%
Other assets — Rare wines	39.0%

Total	100.0%

To develop the expected long-term rate of return on plan asset assumptions, the Company considered the historical returns and the future expectations for returns on each asset class, as well as target asset allocation of the pension portfolio.
Plan assets are invested in various asset classes that are expected to produce a sufficient level of diversification and investment return over the long term. All investment policies and procedures are designed to ensure that the Plan’s investments are in compliance with Employee Retirement Income Security Act (“ERISA”). Guidelines are established defining permitted investments within each asset class.
The expected cash flows for the Company Plan are as follows:

Company contributions:
2008	$159,462
2009 (estimated)	$272,815
Benefit Payments:
2008	$—
The estimated future benefits expected to be paid out within the next five years are as follows:

Year Ending
December 31,
2009	$2,107,083
2010	—
2011	—
2012	—
2013	—
Thereafter	—

Total	$2,107,083

See accompanying Independent Auditor’s Report.

BRINCKO ASSOCIATES, INC.
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2008
and the Six Months Ended June 30, 2009 and 2008 (Unaudited)

NOTE 6 — SHAREHOLDER’S EQUITY
During the year ended December 31, 2008 and the six months ended June 30, 2009 and 2008 (unaudited), the Company made short term borrowings and loans to and from its principal shareholder, John Brincko, on a temporary basis to fund operations or advances on shareholder distributions. Net borrowings from and advances to shareholder have been classified as distributions on the accompanying statement of stockholder’s equity.
NOTE 7 — COMMITMENTS AND CONTINGENCIES
On October 1, 2008 the Company entered into a new lease agreement and leases office facilities and storage space under non-cancelable operating lease agreements that expire November 2011 and requires minimal monthly rental payments of $6,020. The leases have an annual payment escalation clause. The Company also leased office equipment under a non-cancelable operating lease agreement that expired January 2009 and required minimal monthly rental payments of $60.
The Company subleases a portion of their office and storage facility to a customer on a cancelable month-to-month basis. For the year ended December 31, 2008 and the six months ended June 30, 2009 and 2008, the sublease income was $22,314, $14,115 (unaudited), and $10,652 (unaudited), respectively. Rent expense for the year ended December 31, 2008 and the six months ended June 30, 2009 and 2008 was $47,170, $32,237(unaudited), and $23,806 (unaudited), respectively.
Future minimum lease payments at December 31, 2008, under non-cancelable operating leases are as follows:

Year Ending
December 31,
2009	$72,613
2010	76,150
2011	72,958

Total	$221,721

NOTE 8 — RELATED PARTIES
The owner of the Company has been employed as the main professional delivering services on behalf of the Company and his salary has been included under cost of sales in the statement of income.
See accompanying Independent Auditor’s Report.

BRINCKO ASSOCIATES, INC.
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2008
and the Six Months Ended June 30, 2009 and 2008 (Unaudited)

NOTE 9 — SUBSEQUENT EVENTS
Effective April 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“SFAS 165”). SFAS 165 establishes general standards for accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued. SFAS 165 sets forth the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition in the financial statements, identifies the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and the disclosures that should be made about events or transactions that occur after the balance sheet date.
In preparing these financial statements, the Company evaluated the events and transactions that occurred between December 31, 2008 and November 5, 2009, the date these financial statements were issued.
The owner of the Company is currently negotiating the sale of the Company to an unrelated third party.
See accompanying Independent Auditor’s Report.